UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2023

Month

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 4, 2023, Day One Biopharmaceuticals, Inc., or the Company, updated its corporate presentation with information presented at the American Society of Clinical Oncology 2023 Annual Meeting, or the ASCO Presentation. The ASCO Presentation included new and updated clinical data from the Company’s ongoing pivotal Phase 2 FIREFLY-1 trial, or the FIREFLY-1 trial, of tovorafenib (DAY101) for pediatric patients with relapsed or progressive low-grade glioma.

Additionally, on June 4, 2023, the Company issued a press release announcing the new and updated clinical data from the FIREFLY-1 trial.

A copy of the revised corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On June 4, 2023, the Company announced new and updated clinical data from the FIREFLY-1 trial. Program updates and updated data are summarized as follows:

FIREFLY-1 Program Update

In May 2023, the Company initiated a rolling review of a New Drug Application to the U.S. Food and Drug Administration, or the FDA. The rolling review allows the Company to submit portions of the regulatory application and have them reviewed by the FDA on an ongoing basis. The Company anticipates the rolling NDA review of tovorafenib will be complete in October 2023 following submission of an amended clinical study report, or CSR, that will include safety and efficacy data from a planned June 2023 data cutoff.

Updated FIREFLY-1 Data

FIREFLY-1, an open-label, pivotal Phase 2 trial, treated 77 patients and evaluated tovorafenib as a once-weekly monotherapy in patients aged 6 months to 25 years with relapsed or progressive pLGG (Arm 1). The primary endpoint of the FIREFLY-1 trial is overall response rate, or ORR, by Response Assessment for Neuro-Oncology High-Grade Glioma, or RANO-HGG, criteria as assessed by blinded independent central review. Secondary endpoints include ORR by Response Assessment in Pediatric Neuro-Oncology Low-Grade Glioma, or RAPNO-LGG, progression-free survival, duration of response, or DOR, time to response, clinical benefit rate and safety. The study also includes an exploratory analysis of ORR by Response Assessment Neuro-Oncology Low-Grade Glioma, or RANO-LGG.

Patient demographics in registrational Arm 1 (n=77):

•	83% (n=64) of patients had a BRAF fusion, for which there are no approved systemic therapies, while the remaining 17% (n=13) had a BRAF V600E mutation

•	Participants were heavily pretreated, with a median of two prior lines of systemic therapy (range: 1-9) and 49% (n=38) of patients having 3 or more prior lines of therapy

•	60% (n=46) of patients had already received at least one prior MAPK inhibitor prior to study participation

RANO-HGG (n=69) data:

•	67% ORR by RANO-HGG, the primary endpoint of the trial

•	93% clinical benefit rate (complete response, or CR, + partial response, or PR, + stable disease, or SD)

•	6% (n=4) CR

•	61% (n=42) PR, including 3 unconfirmed partial response, or uPR

•	26% (n=18) SD

•	At the time of data cutoff, the median DOR based on RANO-HGG criteria was not yet reached (95% CI: 9.0 months, not estimable)

Among a total of 77 treated patients:

•	The median duration of tovorafenib treatment was 10.8 months, with 74% (n=57) of patients on treatment at the time of data cutoff

Safety data, based on the 136 patients treated in both Arm 1 and Arm 2 of FIREFLY-1, indicated monotherapy tovorafenib to be generally well-tolerated. The vast majority of adverse events were Grade 1 or Grade 2, with most common side effects reported related to tovorafenib being change in hair color (71%), fatigue (50%), vomiting (43%), maculopapular rash (41%) and headache (39%). The most commonly reported lab abnormalities were CPK elevation, anemia, hypophosphatemia and AST elevation. Nearly all of the lab abnormalities had no clinical manifestations and did not require clinical intervention or change in study treatment.

Additional Secondary and Exploratory Endpoint Analyses

The Company also shared the evaluation of responses by RAPNO-LGG and RANO-LGG. Those results include:

*	RAPNO-LGG data (n=69):

•	51% (n=35) ORR by RAPNO-LGG

•	25% (n=17) PR, including 4 uPR

•	26% (n=18) minor response, or MR, including 4 uMR

•	36% (n=25) patients with SD

•	The median time to response was 5.5 months for confirmed responses

•	At the time of data cutoff, the median Independent Review Committee, or IRC, assessed DOR based on confirmed RAPNO-LGG responses is 12 months (95% CI: 11.2, not estimable)

*	Pending adjudication

RANO-LGG (n=76) data:

•	49% (n=37) ORR by RANO-LGG

•	26% (n= 20) PR, including 8 uPR
•	22% (n= 17) MR, including 2 uMR

•	34% (n=26) patients with SD

•	The median time to response was 4.2 months for confirmed responses

•	At the time of data cutoff, the median IRC-assessed DOR based on confirmed RANO-LGG responses is 14.4 months (95% CI: 8.4, not estimable)

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Presentation

99.2	Press Release, dated June 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements we make regarding our ability to obtain regulatory approval for, and commercialize, tovorafenib, our future results of operations and financial position, business strategy, market size, potential growth opportunities, nonclinical and clinical development activities, efficacy and safety profile of our product candidates, potential therapeutic benefits and economic value of our product candidates, our ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of nonclinical studies and clinical trials, commercial collaboration with third parties, and our ability to recognize milestone and royalty payments from commercialization agreements, the expected impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflict, on our operations, and the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 1, 2023, and other reports as filed with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: June 5, 2023	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A. Chief Operating Officer and Chief Financial Officer